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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reporcted): MARCH 12, 1998



                           HALTER MARINE GROUP, INC.
            (Exact name of registrant as specified in its charter)



          DELAWARE                     1-12159                75-2656828
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)



      13085 INDUSTRIAL SEAWAY ROAD,
         GULFPORT, MISSISSIPPI                              39503
(Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: 601/896-0029
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ITEM 5.   OTHER EVENTS

     PRESS RELEASE REGARDING EXPECTED FOURTH QUARTER EARNINGS

          On March 12, 1998 the Company issued a press release (the "Press Release") regarding its expected earnings for the fourth quarter of its current fiscal year. For additional information, reference is made to the Press Release, a copy of which is attached as an exhibit hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

          Exhibit 99.1 - Press Release of Registrant dated March 12, 1998.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              HALTER MARINE GROUP, INC.



Date: March 13, 1998                          By:  /s/ Keith L. Voigts
                                                   ---------------------------
                                                   Keith L. Voigts
                                                   Senior Vice President

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